Exhibit 99.77Q3CERT

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1and 72DD2, 72EE, 73A1 and 73A2, 73B, 74U1 and 74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

                     Total Income Dividends (000's omitted)
                     --------------------------------------

Share             Dynamics    Growth      Growth & Income
Class             Fund        Fund        Fund
----------------------------------------------
Institutional     $0          N/A         N/A
Investor          $0          $0          $0
Class A           $0          $0          $0
Class B           $0          $0          $0
Class C           $0          $0          $0
Class K           $0          $0          $0

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     $0                $36               N/A
Investor          $0                $1,733            $0
Class A           $0                N/A               $0
Class B           $0                N/A               $0
Class C           $0                N/A               $0
Class K           N/A               N/A               $0

Share             Value Equity
Class             Fund
--------------------------------
Institutional     N/A
Investor          $959
Class A           $6
Class B           $1
Class C           $1
Class K           N/A


Item 72EE
Total capital gains distributions for which record date passed during the period

                       Total Capital Gains (000's omitted)
                       -----------------------------------

Share             Dynamics    Growth      Growth & Income
Class             Fund        Fund        Fund
--------------------------------------------------------------------------------
Institutional     $0          N/A         N/A
Investor          $0          $0          $0
Class A           $0          $0          $0
Class B           $0          $0          $0
Class C           $0          $0          $0
Class K           $0          $0          $0

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     $0                $0                N/A
Investor          $0                $0                $0
Class A           $0                N/A               $0
Class B           $0                N/A               $0
Class C           $0                N/A               $0
Class K           N/A               N/A               $0

Share             Value Equity
Class             Fund
--------------------------------
Institutional     N/A
Investor          $0
Class A           $0
Class B           $0
Class C           $0
Class K           N/A


Item 73A1 and 73A2
Distributions per share for which record date passed during the period

                      Dividends from Net Investment Income
                      ------------------------------------

Share             Dynamics         Growth             Growth & Income
Class             Fund             Fund               Fund
--------------------------------------------------------------------------------
Institutional     $0.0000           N/A               N/A
Investor          $0.0000           $0.0000           $0.0000
Class A           $0.0000           $0.0000           $0.0000
Class B           $0.0000           $0.0000           $0.0000
Class C           $0.0000           $0.0000           $0.0000
Class K           $0.0000           $0.0000           $0.0000

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     $0.0000           $0.1670           N/A
Investor          $0.0000           $0.1036           $0.0000
Class A           $0.0000           N/A               $0.0000
Class B           $0.0000           N/A               $0.0000
Class C           $0.0000           N/A               $0.0000
Class K           N/A               N/A               $0.0000

Share             Value Equity
Class             Fund
--------------------------------
Institutional     N/A
Investor          $0.1600
Class A           $0.2370
Class B           $0.0470
Class C           $0.0180
Class K           N/A

Item 73B
Distributions per share for which record date passed during the period

                                  Capital Gains
                                  -------------

Share             Dynamics          Growth            Growth & Income
Class             Fund              Fund              Fund
--------------------------------------------------------------------------------
Institutional     $0.0000           N/A               N/A
Investor          $0.0000           $0.0000           $0.0000
Class A           $0.0000           $0.0000           $0.0000
Class B           $0.0000           $0.0000           $0.0000
Class C           $0.0000           $0.0000           $0.0000
Class K           $0.0000           $0.0000           $0.0000

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     $0.0000           $0.0000           N/A
Investor          $0.0000           $0.0000           $0.0000
Class A           $0.0000           N/A               $0.0000
Class B           $0.0000           N/A               $0.0000
Class C           $0.0000           N/A               $0.0000
Class K           N/A               N/A               $0.0000

Share             Value Equity
Class             Fund
--------------------------------
Institutional     N/A
Investor          $0.0000
Class A           $0.0000
Class B           $0.0000
Class C           $0.0000
Class K           N/A


Item 74U1 and 74U2
Number of shares outstanding

                       Shares Outstanding (000's omitted)
                       ----------------------------------

Share             Dynamics    Growth      Growth & Income
Class             Fund        Fund        Fund
--------------------------------------------------------------------------------
Institutional     2,376       N/A         N/A
Investor          301,553     256,766     6,648
Class A           476         762         53
Class B           111         77          15
Class C           1,088       1,778       164
Class K           3,554       1,333       31

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     90                425               N/A
Investor          271               18,790            80,088
Class A           461               N/A               637
Class B           179               N/A               41
Class C           168               N/A               176
Class K           N/A               N/A               9,521

Share            Value Equity
Class            Fund
--------------------------------
Institutional    N/A
Investor         5,627
Class A          20
Class B          14
Class C          72
Class K          N/A


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

                           Net Asset Value Per Share
                           -------------------------

Share             Dynamics          Growth      Growth & Income
Class             Fund              Fund        Fund
--------------------------------------------------------------------------------
Institutional     $12.96            N/A         N/A
Investor          $12.81            $1.80       $6.67
Class A           $12.84            $1.79       $6.68
Class B           $12.69            $1.79       $6.61
Class C           $12.44            $1.75       $6.49
Class K           $12.74            $1.65       $6.64

Share             Mid-Cap Growth    S&P 500 Index     Small Company Growth
Class             Fund              Fund              Fund
----------------------------------------------------------
Institutional     $14.04            $9.97             N/A
Investor          $14.00            $10.41            $9.99
Class A           $13.98            N/A               $10.00
Class B           $13.79            N/A               $9.91
Class C           $13.70            N/A               $9.49
Class K           N/A               N/A               $9.99

Share             Value Equity
Class             Fund
--------------------------------
Institutional     N/A
Investor          $17.37
Class A           $17.11
Class B           $17.31
Class C           $17.03
Class K           N/A